                                                                 Exhibit 21.1


                             UNITED AUTO GROUP, INC.
                      Subsidiaries as of December 31, 1998

NAME OF COMPANY                                                                              STATE OF INCORPORATION
--------------                                                                               ----------------------
Carolinas
  Gene Reed Chevrolet, Inc.                                                                            SC
      d/b/a Gene Reed Chevrolet
  Michael Chevrolet-Oldsmobile, Inc.                                                                   SC
      d/b/a Michael Chevrolet Oldsmobile
  Reed-Lallier Chevrolet, Inc.                                                                         NC
      d/b/a Reed-Lallier Chevrolet
  UAG Carolina, Inc.                                                                                   DE
DiFeo-Danbury
  Danbury Auto Partnership                                                                             NJ
      d/b/a Fair Honda
  Danbury Auto Partnership                                                                             NJ
      d/b/a UnitedAuto Mart
  Danbury Chrysler Plymouth Partnership                                                                NJ
      d/b/a Fair Dodge
DiFeo-Jersey City
  DiFeo Chevrolet-Geo Partnership                                                                      NJ
  DiFeo Hyundai Partnership                                                                            NJ
  DiFeo Nissan Partnership                                                                             NJ
      d/b/a DiFeo Nissan
  DiFeo Partnership HCT, Inc.                                                                          DE
  DiFeo Partnership RCM, Inc.                                                                          DE


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

NAME OF COMPANY                                                                              STATE OF INCORPORATION
--------------                                                                               ----------------------
  DiFeo Partnership SCT, Inc.                                                                          DE
  DiFeo Partnership X, Inc.                                                                            DE
  DiFeo Partnership, Inc.                                                                              DE
  DiFeo Tenafly Partnership                                                                            NJ
      d/b/a DiFeo BMW
  Hudson Motors Partnership                                                                            NJ
      d/b/a Hudson Toyota
  UAG Hudson, Inc.                                                                                     NJ
  J & F Oldsmobile Partnership                                                                         NJ
  Somerset Motors Partnership                                                                          NJ
      d/b/a DiFeo Lexus
  Somerset Motors, Inc.                                                                                NJ
  UAG Northeast (NY), Inc.                                                                             DE
  UAG Northeast, Inc.                                                                                  DE
  UAG Northeast Body Shop, Inc.                                                                        DE
DiFeo-Nyack
  County Auto Group Partnership                                                                        NJ
      d/b/a Rockland Toyota
  DiFeo Chrysler Plymouth Jeep Eagle Partnership                                                       NJ
      d/b/a DiFeo Chrysler Plymouth/ Jeep Eagle/ Hyundai
  DiFeo Partnership RCT, Inc.                                                                          DE
  Rockland Motors Partnership                                                                          NJ
      d/b/a Rockland Mitsubishi
DiFeo-Toms River NJ
  DiFeo Partnership IX, Inc.                                                                           DE
  DiFeo Partnership VIII, Inc.                                                                         DE

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

NAME OF COMPANY                                                                              STATE OF INCORPORATION
--------------                                                                               ----------------------
  OCM Partnership                                                                                      NJ
      d/b/a Gateway Mitsubishi
  OCT Partnership                                                                                      NJ
      d/b/a Gateway Toyota
Georgia
  UAG Duluth, Inc.                                                                                     TX
      d/b/a Atlanta Toyota
  Peachtree Nissan, Inc.                                                                               GA
      d/b/a Peachtree Nissan
  UAG Atlanta II, Inc.                                                                                 DE
  UAG Atlanta III, Inc.                                                                                DE
  UAG Atlanta IV Motors, Inc.                                                                          GA
      d/b/a United BMW
  UAG Atlanta IV, Inc.                                                                                 DE
  UAG Atlanta V, Inc.                                                                                  DE
  UAG Atlanta VI, Inc.                                                                                 DE
  UAG Atlanta, Inc.                                                                                    DE
  United Jeep Chrysler Plymouth of Stone Mountain, Inc.                                                GA
      d/b/a United Jeep Chrysler Plymouth of Stone Mountain
  United Nissan, Inc. (GA)                                                                             GA
      d/b/a United Nissan
Arkansas
  BPT Holdings, Inc.                                                                                   AR
  Central Ford Center, Inc.                                                                            AR
      d/b/a Landers Ford
  Landers Auto Sales, Inc.                                                                             AR
      d/b/a Landers Isuzu

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NAME OF COMPANY                                                                              STATE OF INCORPORATION
--------------                                                                               ----------------------
  Landers Auto Sales, Inc.                                                                             AR
      d/b/a Landers Jeep/Eagle/Chrysler Plymouth/Dodge
  Landers Buick-Pontiac, Inc.                                                                          AR
      d/b/a Landers Buick-Pontiac/ GMC Truck
  Landers United Auto Group No. 2, Inc.                                                                AR
      d/b/a Landers Used Cars-North
  Landers United Auto Group No. 3, Inc.                                                                AR
  Landers United Auto Group No. 4, Inc.                                                                AR
  Landers United Auto Group No. 5, Inc.                                                                AR
  Landers United Auto Group, Inc.                                                                      AR
  United Landers, Inc.                                                                                 DE
Louisiana
  UnitedAuto Dodge of Shreveport, Inc.                                                                 DE
      d/b/a UnitedAuto Dodge of Shreveport
Nevada
  UAG Nevada, Inc.                                                                                     DE
  United Nissan, Inc. (NV)                                                                             NV
Puerto Rico
  HVP Motor Corporation                                                                                PR
      d/b/a Triangle del Caribe
  PVH Motor Corporation                                                                                PR
      d/b/a Triangle Chrysler de Infanteria
  S.H.V.P. Motor Corp.                                                                                 PR
      d/b/a Triangle el Comandante
  UAG-Caribbean, Inc.                                                                                  DE

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

NAME OF COMPANY                                                                              STATE OF INCORPORATION
--------------                                                                               ----------------------
  VPH Motor Corporation                                                                                PR
      d/b/a Triangle del Oeste
Sun-Arizona
  6725 Agent Partnership                                                                               AZ
  SA Automotive, Ltd.                                                                                  AZ
      d/b/a Scottsdale Acura
  Scottsdale Audi, Ltd.                                                                                AZ
  Scottsdale Management Group, Ltd.                                                                    AZ
  SK Motors, Ltd.                                                                                      AZ
      d/b/a Scottsdale Porsche/Audi/Rolls-Royce/Bentley
  SL Automotive, Ltd.                                                                                  AZ
      d/b/a Scottsdale Lexus
  SPA Automotive, Ltd.                                                                                 AZ
      d/b/a Land Rover Scottsdale
  Sun Motors, Ltd.                                                                                     AZ
      d/b/a Camelback BMW
  LRP, Ltd.                                                                                            AZ
      d/b/a Land Rover Phoenix
  UAG West, Inc.                                                                                       DE
  Pioneer Ford Sales Inc.                                                                              AZ
      d/b/a Pioneer Ford
Tennessee
  UAG Tennessee, Inc.                                                                                  DE
  United Nissan, Inc. (TN)                                                                             TN
      d/b/a United Nissan
  Covington Pike Dodge, Inc.                                                                           DE
      d/b/a Covington Pike Dodge
  UAG Memphis, Inc.                                                                                    DE


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

NAME OF COMPANY                                                                              STATE OF INCORPORATION
--------------                                                                               ----------------------
  UAG Memphis II, Inc.                                                                                 DE
      d/b/a Covington Pike Toyota
  UAG Memphis III, Inc.                                                                                DE
      d/b/a Covington Pike Hyundai
  UAG Memphis IV, Inc.                                                                                 DE
      d/b/a Covington Pike Mazda
  The New Graceland Dodge, Inc.                                                                        TN
      d/b/a Graceland Dodge
Texas
  Shannon Automotive, Ltd.                                                                             TX
      d/b/a Crown Jeep Eagle/Chrysler Plymouth
  Shannon Automotive, Ltd.                                                                             TX
      d/b/a Crown Dodge
  UAG Texas II, Inc.                                                                                   DE
  UAG Texas, Inc.                                                                                      DE
UAG East-North
  UAG East, Inc.                                                                                       DE
  Westbury Nissan Ltd.                                                                                 NY
      d/b/a Westbury Nissan Superstore
  Westbury Superstore, Ltd.                                                                            NY
      d/b/a Westbury Toyota
  Cherry Hill Classic Cars, Inc.                                                                       NJ
      d/b/a Classic Saab
  Classic Auto Group, Inc.                                                                             NJ
      d/b/a Classic BMW and Classic Chevrolet/Buick of
      Turnersville
  Classic Motor Sales, LLC                                                                             DE
      d/b/a Classic Honda

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NAME OF COMPANY                                                                              STATE OF INCORPORATION
--------------                                                                               ----------------------
  Classic Chevrolet, Inc.                                                                              NJ
      Classic Chevrolet
UAG East-South
 Auto Mall Payroll Services, Inc.                                                                      FL
 Auto Mall Storage, Inc.                                                                               FL
 Florida Chrysler Plymouth Jeep Eagle, Inc.                                                            FL
     d/b/a Florida Chrysler Plymouth/Jeep Eagle
 Northlake Auto Finish, Inc.                                                                           FL
 Palm Auto Plaza, Inc.                                                                                 FL
     d/b/a Palm Beach Toyota
 West Palm Automall, Inc.                                                                              FL
 West Palm Infiniti, Inc.                                                                              FL
     d/b/a West Palm Infiniti
 West Palm Nissan, Inc.                                                                                FL
     d/b/a West Palm Nissan
 UAG Citrus, Inc.                                                                                      DE
 UAG Citrus Motors, LLC                                                                                DE
California
 Kearny Mesa Toyota, Inc.                                                                              CA
      Kearny Mesa Toyota
 Tri-City Leasing, Inc.                                                                                CA
      Kearny Mesa Dodge/ Mazda
 Relentless Pursuit Enterprises, Inc.                                                                  CA
      Lexus Kearny Mesa
United AutoCare
  United AutoCare Products, Inc.                                                                       DE
  United AutoCare, Inc.                                                                                DE


                                     Page 7

NAME OF COMPANY                                                                              STATE OF INCORPORATION
--------------                                                                               ----------------------
  UnitedAuto Care (Bermuda), Ltd.                                                                    BERMUDA
UnitedAuto Finance
  Atlantic Auto Funding Corporation                                                                    DE
  Atlantic Auto Second Funding Corporation                                                             DE
  Atlantic Auto Third Funding Corporation                                                              DE
  UnitedAuto Finance Inc.                                                                              DE
Other
  UAG Capital Management, Inc.                                                                         GA
  UAG Finance Company, Inc.                                                                            DE
  UnitedAuto Enterprises, Inc.                                                                         DE
  D. Young Chevrolet, LLC                                                                              DE
      d/b/a Dan Young Chevrolet and Dan Young Isuzu
  Dan Young Motors, LLC                                                                                DE
      d/b/a Dan Young Honda
  Dan Young Tipton, LLC                                                                                DE
      Dan Young GM Center
 UAG Century Motors, Inc.                                                                              DE
      d/b/a Century Chevrolet
 UAG Paramount Motors, Inc.                                                                            DE
      d/b/a Paramount Chevrolet, Geo, Oldsmobile
 Young Management Group, Inc.                                                                          IN
      d/b/a Heritage Motor Car Company

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